UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2013
___________

VALLEY FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	000-28342 (Commission File Number)	54‑1702380 (I.R.S. Employer Identification No.)
36 Church Avenue, S.W. Roanoke, Virginia (Address of principal executive offices)	24011 (Zip Code)
Registrant's telephone number, including area code: (540) 342-2265

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Valley Financial Corporation (the "Company"), the holding company for Roanoke, VA-based Valley Bank, announced today that it has repurchased in full the warrant that was issued to U.S. Treasury in connection with the Company's participation in the Capital Purchase Program. The warrant, relating to the right to purchase 344,742 shares of common stock of the Company at $6.97 per share, was repurchased at the mutually agreed upon price of $1,548,000. The press release is filed as Exhibit 99.1 to this Form 8-K and incorporated by reference herein

The Company's common stock is traded on the NASDAQ Capital Market under the symbol VYFC.

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.     Description
99.1      Press Release dated November 13, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALLEY FINANCIAL CORPORATION
(Registrant)

Date:	November 13, 2013	By:	/s/ Kimberly B. Snyder
Kimberly B. Snyder
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.        Description

99.1            Press Release dated November 13, 2013